Investor Presentation May 2022

Disclaimer This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2021 and quarterly report on Form 10-Q for the period ended March 31, 2022, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017, May 3, 2018, June 14, 2018, September 28, 2018, February 28, 2019, May 3, 2019, October 4, 2019, February 28, 2020, March 1, 2022 and May 10, 2022 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward-looking statements in this presentation. 2

Investment Highlights & Portfolio ▪ Overview — Holding Company with two primary businesses: tobacco (Liggett Group) and real estate (New Valley LLC) • On December 29, 2021, Vector completed the spin-off of Douglas Elliman Inc. into an independent publicly traded company (NYSE: DOUG) — Reported GAAP net income of $32.5 million and operating income of $75.1 million for the three months ended March 31, 2022 — History of strong earnings with Adjusted EBITDA of $349.0 million for the last twelve months ended March 31, 2022 (1) • Tobacco Adjusted EBITDA of $360.8 million for the last twelve months ended March 31, 2022(2) — Diversified portfolio of consolidated and non-consolidated real estate investments at New Valley — Maintains substantial liquidity with cash, marketable securities and long-term investments of $421 million (including cash of $46 million at Liggett) as of March 31, 2022 — As of March 31, 2022, seasoned management team (CEO, COO, CFO and General Counsel) with average tenure of 28 years with Vector — Management team and directors beneficially own approximately 8% of the equity of Vector — Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $160 million and $169 million from 2012 to 2021(3) 1) Vector’s Net income for the last twelve months ended March 31, 2022, was $220.0 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed May 10, 2022 (Table 2), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. 2) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Tables 2 and 5 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed May 10, 2022. 3) Cost advantage applies only to cigarettes sold below applicable market share exemption (approximately 1.93% of cigarettes sold in the United States). 3

Tobacco Operations

Overview ▪ Fourth-largest U.S. cigarette manufacturer; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Montego, Grand Prix, Liggett Select and Eve • Today, the average retail prices of Eagle 20’s and Pyramid are approximately 30% and 15%, respectively, below the average retail prices of the leading premium brands • Within the discount category, we continue to see momentum and growth for brands priced at the low end of the value chain • Approximately 40% of our current volumes are exempt from payment due to our perpetual MSA grandfathered market share — Partner Brands – USA, Bronson and Tourney ▪ Consistent and strong cash flow — Tobacco Adjusted EBITDA of $360.8 million for the last twelve months ended March 31, 2022 (1) — Low capital requirements with capital expenditures of $6.1 million related to tobacco operations for the last twelve months ended March 31, 2022. ▪ Current cost advantage of approximately $0.88 per pack(2) compared to the largest U.S. tobacco companies expected to maintain, or gain, market share and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $160 million and $169 million for Liggett and Vector Tobacco from 2012 to 2021 1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed May 10, 2022.. Please also refer to the Disclaimer to this document on Page 2. 2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). 5

History Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. 1) Vector’s operating income from the tobacco segment for the periods presented was $356.4 million for the last twelve months ended March 31, 2022. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed on May 10, 2022. Please also refer to Table 2 of Exhibit 99.2 to the Company’s Current Reports on Form 8-K, filed October 2, 2015, November 15, 2016, and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, filed March 1, 2022. 6 T o b ac co A d ju st e d EB IT D A 1 ($ M ill io ns ) D o m e stic M arke t S h are $ 79 $ 77 $ 12 1 $ 11 1 $ 12 7 $ 13 0 $ 14 4 $ 14 6 $ 15 8 $ 17 0 $ 16 5 $ 15 8 $ 17 4 $ 18 6 $ 19 8 $ 20 9 $ 24 3 $ 26 8 $ 25 3 $ 24 9 $ 27 0 $ 32 8 $ 36 4 $ 36 1 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0% 4.0% 4.1% 4.0% 4.4% MSA, which was signed in November 1998, became effective and Liggett, as a Subsequent Participating Manufacturer, established perpetual cost advantage over three largest U.S. tobacco companies. Liggett also introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA Liggett maintains its focus on maximizing long-term Tobacco Adjusted EBITDA by effectively managing pricing, volumes and market share Today Repositioned Eagle 20’s as a national deep discount brand Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase Relaunched deep discount brand Grand Prix 1999 2005 2009 2013 Expanded distribution of Montego by 29 states 2020 and 2021

Adjusted U.S. Tobacco Industry Market Share



Legacy brands
Brands acquired by ITG in 2015
Newport – acquired by RAI in 2015
Santa Fe tobacco – acquired by RAI in 2002
46.7%
48.8%
47.4%
45.0%
2003
2006
2014
LTM 3/31/2022
Philip Morris USA
28.9%
7.7%
0.3%
20.9%
28.4%
8.8%
0.4%
19.2%
32.4%
12.4%
1.5%
18.4%
31.7%
13.7%
3.0%
15.0%
2003
2006
2014
LTM 3/31/2022
Reynolds American
12.15%
9.26%
2.89%
12.47%
8.81%
3.65%
9.45%
6.74%
2.71%
9.42%
6.69%
2.73%
2003
2006
2014
LTM 3/31/2022
12.2%
9.3%
2.9%
12.5%
8.8%
3.7%
9.5%
6.7%
2.7%
9.4%
6.7%
2.7%
2003
2006
2014
LTM 3/31/2022
ITG Brands
2.44%
2.36%
3.36%
4.39%
2003
2006
2014
LTM 3/31/2022
2.4%
2.4%
3.4%
4.4%
2003
2006
2014
LTM 3/31/2022
Liggett Group

Source: The Maxwell Report's sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM ended 3/31/2022.

1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%, and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands.

2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 9.5% in 2003, 2006, 2014 and LTM ended 3/31/2022, respectively.

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Tobacco Litigation and Regulatory Updates ▪ Litigation — In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs • Liggett agreed to pay $62 million in cash and annual payments of $3.4 million from 2015 to 2028 • As of March 31, 2022, 25 Engle progeny cases remain pending — Liggett is also a defendant in 61 non-Engle smoking-related individual cases and two smoking-related actions where either a class had been certified or plaintiffs were seeking class certification — The Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleges that Liggett owes Mississippi approximately $37 million in damages (including interest through March 2022). Proceedings are ongoing, although, to date Liggett has been unsuccessful in its efforts to defeat this matter ▪ Regulatory — Since 1998, the MSA has restricted the advertising and marketing of tobacco products — Certain states have passed legislation banning the sale of menthol cigarettes — Family Smoking Prevention and Tobacco Control Act (2009) granted the FDA the authority to regulate (but not ban) tobacco products • On March 16, 2018, FDA initiated regulatory process to consider setting maximum nicotine level for cigarettes • On April 28, 2022, FDA announced proposed product standards to prohibit menthol as a characterizing flavor in cigarettes 8

Real Estate Operations

Real Estate Overview ▪ New Valley LLC owns interests in numerous properties and real estate projects in different asset classes, including planned communities, condominium and mixed-use developments, apartment buildings, hotels and commercial properties ▪ New Valley has approximately $166 million(1) invested, as of March 31, 2022, in a broad portfolio of real estate ventures ▪ On December 29, 2021, Vector completed the spin-off of Douglas Elliman Inc. into an independent public company. Douglas Elliman Inc. (NYSE: DOUG) now owns the real estate brokerage, ancillary services operations and PropTech investment businesses formerly owned by Vector. New Valley’s interest in numerous real estate properties and projects remain owned by Vector. 1) Net of cash returned. 10

Real Estate Summary (Dollars in Thousands)[1]

NEW VALLEY REALTY

	Net cash invested	Cummulative earnings / (loss)[2]	Carrying value[2]	Projected construction end date	Range of ownership	Number of investments
Land owned						
All other U.S. areas	$ (1,894)	$ 10,933	$ 9,039	N/A	100.0%	1
	$ (1,894)	$ 10,933	$ 9,039			1
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA	$ 45,246	$ (23,979)	$ 21,267	2023	4.2% - 46.7%	8
All other U.S. areas	71,916	(10,191)	61,725	2022 - 2025	15.0% - 89.1%	10
	$ 117,162	$ (34,170)	$ 82,992			18
Apartments (Minority Interest owned)						
All other U.S. areas	11,700	(309)	11,391	N/A	7.6% - 50.0%	1
	$ 11,700	$ (309)	$ 11,391			1
Hotels (Minority interest owned)						
New York City SMSA	$ 8,198	$ (7,008)	$ 1,190	2022	0.4% - 17.8%	3
All other U.S. areas	8,350	(8,350)	-	N/A	N/A	-
International	6,048	(4,790)	1,258	N/A	49.0%	1
	$ 22,596	$ (20,148)	$ 2,448			4
Commercial and Other (Minority interest owned)						
New York City SMSA	$ (3,176)	$ 11,247	$ 8,071	N/A	45.4% - 49.0%	3
All other U.S. areas	3,945	3,499	7,444	N/A	1.6%	1
	$ 769	$ 14,746	$ 15,515			4
Total	**$ 150,333**	**$ (28,948)**	**$ 121,385**			**28**
Summary						
New York City SMSA	$ 50,268	$ (19,740)	$ 30,528			14
All other U.S. areas	94,017	(4,418)	89,599			13
International	6,048	(4,790)	1,258			1
	$ 150,333	$ (28,948)	$ 121,385			28

1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Vector Group Ltd.'s Form 10-Q for the period ended March 31, 2022.
2) Includes interest expense capitalized to real estate ventures of $12,353.
3) Entities affiliated with New Valley LLC invest or have invested in the real estate projects described above. Unless otherwise noted, New Valley Real Estate LLC has not acted as the developer for the real estate projects identified and, in most cases owns or owned a minority of the economic interest therein. Investors in securities of Vector Group Ltd. should not rely on anything set forth in this document in considering an investment in the securities of Vector Group Ltd. Please read the detailed disclosure included in Vector Group Ltd.'s Form 10-K for the fiscal year ended December 31, 2021, as well as the Form 10-Q for the quarterly period ended March 31, 2022.

11

Financial Data

Adjusted Historical Financial Data

Revenues[1][2]
($ in millions)



$1,120
$1,115
$5
2019
$1,229
$1,205
$24
2020
$1,220
$1,202
$18
2021
$1,262
$1,243
$19
LTM 3/31/2022

Adjusted EBITDA[3][4]



$254
$271
$1
($17)
2019
$311
$328
$0
($16)
2020
$350
$364
$4
($19)
2021
$349
$361
$4
($16)
LTM 3/31/2022
Tobacco
Real Estate
Corporate & Other

1) Revenues include federal excise taxes of $451, $462, $435 and $453 in thousands, respectively.
2) On December 29, 2021, Vector Group Ltd. completed the distribution of its real estate brokerage, services and PropTech investment business into a new stand-alone public company, Douglas Elliman Inc. (NYSE:DOUG) through a distribution of Douglas Elliman's common stock to Vector Group Ltd. stockholders. The historical results of the real estate brokerage, services and PropTech investment business owned by Douglas Elliman Inc. are excluded from revenues and are now reflected as income from discontinued operations, net of income taxes, in Vector Group Ltd.'s Consolidated Statements of Operations.
3) Vector's Net income for the periods presented was $58.1M, $101M, $92.9M and $206.4M, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to the Company's Current Reports on Form 8-K, filed on February 28, 2020, March 1, 2022, and May 10, 2022, respectively (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP.
4) Adjusted EBITDA has been computed using a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis.. The reconciliation is located on Page 16. Because Douglas Elliman Inc.'s results are reflected within discontinued operations, they are excluded from the financial information provided above.

13

Summary

Vector Group ▪ Vector Group Ltd., a holding company owning Tobacco and Real Estate businesses, and holding consolidated cash, investment securities and long-term investments of $421 million1 at March 31, 2022 ($375 million, net of cash at Liggett) ▪ Vector’s CEO, COO, CFO and General Counsel have an average tenure of 28 years with the Company and, along with directors, beneficially own approximately 8% of Vector’s common stock Tobacco segment ▪ Liggett is the fourth-largest U.S. Cigarette manufacturer with 4.4% wholesale market share and 4.4% retail market share for the last twelve months ended March 31, 2022 ▪ From April 1, 2010, to March 31, 2020, was the only major U.S. cigarette manufacturer to increase both market share and unit volumes ▪ $361 million2 of Tobacco Adjusted EBITDA for the last twelve months ended March 31, 2022 Real Estate segment ▪ New Valley owns a diversified portfolio of consolidated and non-consolidated real estate investments carried at $121 million at March 31, 2022. ▪ New Valley’s portfolio of high-end real estate ventures exists in various luxury markets throughout the U.S., including New York City, Miami, Los Angeles, Las Vegas and Nashville Summary 1) At March 31, 2022, the total amount ($421 million) includes cash at Liggett of $46 million. 2) Vector Group Ltd.’s operating income from the tobacco segment for the periods presented was $356.4 million for the last twelve months ended March 31, 2022. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed May 10, 2022 (Tables 2 and 5) and March 1, 2022 (Tables 2 and 5), for a reconciliation of Net income to Adjusted EBITDA and a reconciliation of operating income from the tobacco segment to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. 15

Adjusted EBITDA Reconciliation Source: Company filings. 1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt. 2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings from Ladenburg Thalmann Financial Services of $53.4 million for the year ended December 31, 2020 and equity earnings from Castle Brands of $16.4 million for the year ended December 31, 2019. 3) Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results. 4) Represents amortization of stock- based compensation. 5) Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation. 6) Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement. 7) Transaction expenses include expenses incurred in connection with the Company’s spin-off of Douglas Elliman Inc. into a standalone, public company, which occurred on December 29, 2021. 16 ($ Millions) FYE December 31, Three Months Ended ($ Millions) 2019 2020 2021 3/31/2022 3/31/2021 LTM 3/31/2022 Net income attributed to Vector Group Ltd. 101.0$ 92.9$ 219.5$ 32.5$ 32.0$ 220.0$ Net (income) loss attributed to Vector Group Ltd. from discontinued operations (7.1) 34.0 (72.3) - (10.4) (61.9) Interest Expense 137.5 121.3 112.7 25.1 28.7 109.1 Tax Expense 31.1 54.1 62.8 12.2 9.2 65.8 Net loss attributed to non-controlling interest 0.0 - (0.2) - - (0.2) Depreciation and Amortization 9.2 9.1 7.8 1.9 2.1 7.6 EBITDA 271.8$ 311.4$ 330.3$ 71.7$ 61.5$ 340.5$ Change in Fair Value of Derivatives Embedded Within Convertible Debt (1) (26.4) (5.0) - - - - Equity in (Earnings) Loss from Investments(2) (17.0) (56.3) (2.7) 2.2 (0.6) 0.1 Equity in Losses (Earnings) from Real Estate Ventures(3) 27.8 44.7 (10.3) 1.9 (1.6) (6.8) Loss on Extinguishment of Debt 4.3 - 21.4 - 21.4 - Stock-Based Compensation Expense (4) 9.5 9.5 14.8 2.1 2.7 14.3 Litigation Settlement and Judgment (Income) Expense (5) 1.0 0.3 0.2 0.1 0.0 0.3 Impact of MSA Settlement (6) - 0.3 (2.7) (2.2) (2.7) (2.2) Transaction Expenses (7) - - 10.5 - - 10.5 Net Gains on Sales of Assets - (2.3) (0.9) - - (0.9) Other, Net (16.7) 8.6 (10.7) 1.2 (2.7) (6.7) Adjusted EBITDA Attributed to Vector 254.1$ 311.4$ 349.9$ 77.1$ 78.0$ 349.0$ Operating Income (Loss) by Segment Tobacco 261.6$ 319.5$ 360.3$ 77.6$ 81.6$ 356.4$ Real Estate 0.6 (0.6) 4.1 1.0 1.0 4.0 Corporate & Other (27.6) (24.5) (43.9) (3.5) (6.7) (40.8) Operating Income 234.6$ 294.4$ 320.4$ 75.1$ 76.0$ 319.6$ Adjusted EBITDA Attributed to Vector by Segment Tobacco 270.5$ 328.0$ 364.4$ 77.1$ 80.6$ 360.8$ Real Estate (12) 0.8 (0.3) 4.1 1.0 1.1 4.1 Corporate & Other (17.1) (16.4) (18.6) (1.0) (3.8) (15.9) Adjusted EBITDA Attributed to Vector 254.1$ 311.4$ 349.9$ 77.1$ 78.0$ 349.0$